UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): December 1, 2005

                           SAFETEK INTERNATIONAL, INC.
                           ---------------------------
             (Exact name of Registrant as specified in its charter)

           Delaware                       33-22175               75-2226896
           --------                       --------               ----------
(State or other jurisdiction of   (Commission File Number)     (IRS Employer
        incorporation)                                       Identification No.)

                                 23 Aminadav St.
                             Tel Aviv, Israel, 67898
                             -----------------------
                    (Address of principal executive offices)

                                 +972-3-561-3468
              (Registrant's Telephone Number, Including Area Code)


               --------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Section 8 - Other Events
Item 8.01. Other Events.

As previously disclosed by Safetek International, Inc. (the "Registrant") on its Current Report on Form 8-K filed with the Securities and Exchange Commission on August 11, 2005, the Registrant entered into a Term Sheet, dated August 9, 2005, with Serapis Technologies Inc., a Delaware corporation ("Serapis"), and Serapis Biotech Ltd., a subsidiary of Serapis. The Term Sheet is a non-binding document and the closing was made subject to the execution of mutually acceptable definitive agreements. Pursuant to the Term Sheet, at the closing, the Registrant will purchase from Serapis its intellectual property relating to chemical compounds designed to affect membrane receptor activity. The Registrant will also be granted a one-year option to purchase from Serapis certain equipment. In consideration for such assets, Serapis and certain of its principals will receive from the Registrant a specified amount of cash and shares of the common stock of the Registrant.

On December 1, 2005, the Registrant and Serapis entered into a letter agreement (the "Letter Agreement") extending the date by which a definitive agreement must be agreed to until May 31, 2006. The Letter Agreement also gives the Registrant a right of first refusal. Pursuant to such right of first refusal, if a third party makes an offer to Serapis prior to May 31, 2006 to invest in Serapis or its subsidiary, Serapis must notify the Registrant and extend to the Registrant an offer on the same terms and conditions as the third party's offer.

Pursuant to the Letter Agreement, the Registrant is also entitled to purchase from Serapis certain biological materials at prices specified therein.

Pursuant to the Letter Agreement, the Registrant also agreed to loan to Serapis an additional $30,000. If a definitive agreement is not signed by the Registrant and Serapis on or before May 31, 2006, then the amounts loaned shall be repaid to the Registrant upon the Registrant's request. As security for such loan, Serapis granted to the Registrant a security interest in certain biological materials identified in the Letter Agreement.


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

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       SAFETEK INTERNATIONAL, INC.
                                       (Registrant)

                                       By:    /s/ Shay Goldstein
                                              -----------------------
                                       Name:  Shay Goldsten,
                                       Title: Chairman, Chief Executive Officer,
                                              Secretary, and Director

Date: December 5, 2005


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